                                                                  Exhibit 10.64

  CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE
     ACT OF 1934. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION.


*Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities and Exchange Commission.

                                MEDIMMUNE, INC.

                             DISTRIBUTION AGREEMENT

This Agreement made as of August 16, 1999, (hereinafter "EFFECTIVE DATE") between MedImmune, Incorporated (MEDIMMUNE), Gaithersburg, Maryland, 20878, and Nova Factor including its affiliates referred to on the attached Exhibit A, with main offices located at 1620 Century Center Parkway, Suite 109, Memphis, TN 38134 (DISTRIBUTOR).

Pursuant to this Agreement, MEDIMMUNE appoints DISTRIBUTOR as a * distributor in the continental United States, Alaska, Hawaii and Puerto Rico (TERRITORY) for its humanized monoclonal antibody product sold under the trademark Synagis(R) (hereafter "PRODUCT(S)"). The parties hereto, intending to be legally bound, hereby agree as follows:

I.       OBLIGATIONS OF MEDIMMUNE:

         A.       Shipment and Pricing to DISTRIBUTOR
                  MEDIMMUNE shall sell to DISTRIBUTOR and ship the PRODUCT to the above address and to addresses specified in Exhibit A. MEDIMMUNE shall charge the DISTRIBUTOR for the PRODUCT in accordance with the prices and policies shown in Addendum II plus all applicable Federal and State Taxes in effect on the date of each shipment of the PRODUCT. Addendum II, which may be modified from time to time by MEDIMMUNE, is attached to this Agreement and incorporated by reference. MEDIMMUNE shall extend the Distributor Price to the DISTRIBUTOR for the sales of the PRODUCT to * market segment and for * of the PRODUCT as defined in Section II.F.4.

         B.       * Pricing
                  For MEDIMMUNE PRODUCTS sold and shipped from DISTRIBUTOR's inventory * and has provided * which requires DISTRIBUTOR to accept a * , DISTRIBUTOR shall be * (hereinafter "CHARGEBACK(S)").

         C.       Payment
                  Payment shall be rendered according to the conditions stated in Addendum II.

*Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

         D.       PRODUCT Recalls
                  MEDIMMUNE shall compensate DISTRIBUTOR for the expense incurred in performing all requested recall services not due to DISTRIBUTOR's negligence, willful misconduct or illegal misconduct. Such compensation shall be limited to expenses incurred for recall services directly related to DISTRIBUTOR'S inventory in DISTRIBUTOR'S possession, unless MEDIMMUNE requests additional recall services in writing from DISTRIBUTOR.

         D.       Warranty/Indemnity
                  MEDIMMUNE warrants that the PRODUCT is manufactured and distributed in conformance with the *. MEDIMMUNE shall defend and hold harmless * or from any other claim relating to the failure of *, provided, however, that MEDIMMUNE has promptly been notified in writing of such suit, claim, or proceeding and is given full and complete authority (including settlement authority), by DISTRIBUTOR or its directors, employees or agents; is given information and assistance by DISTRIBUTOR for such defense; further provided that no admission is made without the consent of MEDIMMUNE and its insurers; further provided that * according to the indemnification obligations of this Agreement and such * approved of by MEDIMMUNE.

         E.       Title, Insurance, and Delivery
                  Titles*

*Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

II.      OBLIGATIONS OF DISTRIBUTOR:

         A.       Payment for the PRODUCT
                  DISTRIBUTOR shall pay for all regular orders purchased by DISTRIBUTOR, with payment to be rendered according to the conditions stated in Addendum II. Orders shipped directly to DISTRIBUTOR's customers at DISTRIBUTOR's request shall be considered as those of DISTRIBUTOR and DISTRIBUTOR shall be responsible for the payment of such orders. All invoices must be paid in full under the terms specified in Addendum II and no deductions, other than cash discounts, are permitted from MEDIMMUNE invoices unless authorized by a prior credit memo. In the event DISTRIBUTOR fails to render payment for an order of the PRODUCT as required, MEDIMMUNE shall have the right to withhold future shipments of the PRODUCT until the outstanding balance or balances have been paid.

         B.       Financial and Credit Position
                  DISTRIBUTOR shall maintain an adequate financial condition satisfactory to MEDIMMUNE and substantiate such a condition with audited financial statements of DISTRIBUTOR's parent corporation or as otherwise reasonably requested by MEDIMMUNE. If, in MEDIMMUNE's judgment, at any time before shipment, the financial responsibility of the DISTRIBUTOR becomes impaired or unsatisfactory to MEDIMMUNE, MEDIMMUNE shall have the right to require cash payment or appropriate security before shipment or shall have the right to refuse to accept the order.

         C.       Payment of Unearned Cash Discounts
                  DISTRIBUTOR shall reimburse MEDIMMUNE for any cash discounts taken but not earned. MEDIMMUNE will issue a second invoice for the Unearned Cash Discount for which DISTRIBUTOR shall make payment within 10 (ten) days of receipt of invoice.

         D.       Ordering
                  DISTRIBUTOR shall transmit MEDIMMUNE orders either direct via EDI, fax, or phone. All orders submitted by DISTRIBUTOR shall have the purchase order number clearly indicated.

         E.       Inventory

                  1. DISTRIBUTOR * from MEDIMMUNE according to the terms of Addendum II and the rest of this Agreement. DISTRIBUTOR *. In the event that MEDIMMUNE is unable to fill an order for DISTRIBUTOR, then


*Omitted Information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

                           * DISTRIBUTOR shall not purchase or attempt to purchase PRODUCT which has*.
                  2. MEDIMMUNE shall be entitled to reasonably request, at any time, information regarding inventory levels of PRODUCT, *. DISTRIBUTOR shall have the * this information from either computer records or actual physical inventory count. Upon reasonable notice, MEDIMMUNE shall also have the right to inspect DISTRIBUTOR's business records.
                  3. DISTRIBUTOR shall report its* in accordance with Addendum IV, except for sales information pertaining to *.
                  4. DISTRIBUTOR shall maintain sufficient inventory of the PRODUCT to promptly and adequately supply the demand of its customers.

         F.       Services/SALES
                  1. DISTRIBUTOR shall provide sales support for the PRODUCT as well as the order-taking and delivery services necessary to meet reasonable needs of customers for the PRODUCT.
                  2. DISTRIBUTOR shall provide Marketing and Sales support for the PRODUCT as required in Addendum IV attached to this Agreement and incorporated by reference.
                  3. DISTRIBUTOR shall sell the PRODUCT * market in the TERRITORY. Unless DISTRIBUTOR has obtained the prior written authorization of MEDIMMUNE, * . DISTRIBUTOR shall not sell the PRODUCT * . DISTRIBUTOR shall not offer PRODUCT * .
                  4. "* DISTRIBUTION" shall mean supply of the PRODUCT by DISTRIBUTOR in response to * of the PRODUCT in a * to a * or other * (hereinafter


* Omitted Information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

                           * in exchange for * corresponding to the *
                               a.) MEDIMMUNE and DISTRIBUTOR shall cooperate in the sharing of information regarding
                                    * and other information bearing upon each party's obligations under this Agreement. However, * shall in no way or manner * for any failure by * to obtain *.

         G.       Pricing to Customers
                  1. Pricing of the PRODUCT by DISTRIBUTOR shall be consistent with the terms of Addendum IV.

         H.       * PRICING
                  1.       DISTRIBUTOR * presented by * customers.
                  2. DISTRIBUTOR shall provide MEDIMMUNE with an accounting of * for * and the * to * at the end of each *.

         I.       Lawful Handling
                  1. With respect to the PRODUCT, DISTRIBUTOR shall take such precautions as are reasonably necessary to prevent its use, distribution or sale by those who may not lawfully possess, use, handle, distribute or sell the PRODUCT, and DISTRIBUTOR will fully comply with applicable local, state, and federal laws.
                  2. DISTRIBUTOR shall maintain all federal, state, and local registrations necessary for the lawful handling of the PRODUCT and immediately notify MEDIMMUNE of any denial, revocation or suspension of any such registration or any changes in the PRODUCT.

         J.       Proper Handling and Storage
                  DISTRIBUTOR shall handle and store the PRODUCT in a clean and orderly location and in a manner which will assure that the proper rotation and quality of the PRODUCT is maintained and that PRODUCT is in compliance with all applicable federal, state and local regulations. DISTRIBUTOR shall comply with MEDIMMUNE criteria on storage and shipping the PRODUCT that require special handling as provided in Addendum III attached to this Agreement and incorporated by reference. DISTRIBUTOR shall allow physical inspection of storage facilities at any reasonable time MEDIMMUNE requests upon 10 (ten) business days

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

                  prior notice from MEDIMMUNE, DISTRIBUTOR shall in no way or manner be permitted to repackage the PRODUCT.

         K.       Substitution
                  DISTRIBUTOR shall fill orders for the PRODUCT, only with the PRODUCT. DISTRIBUTOR shall not substitute any orders for the PRODUCT with products other than the PRODUCT.

         L. Transfer of Ownership - Change in Address DISTRIBUTOR shall notify MEDIMMUNE of the terms and conditions of any transfer in majority ownership or control, or any change in address, within a reasonable time prior to such action.

III.     RETURNS

         A. * shall be entitled to return for * from DISTRIBUTOR's inventory that has * the * or PRODUCT that * when *. *. In any and all other cases, MEDIMMUNE will not accept returns from customers of DISTRIBUTOR. * that are a result of returns are the responsibility of *. Furthermore, MEDIMMUNE will not accept merchandise that has been *. All returns require prior approval by MEDIMMUNE. No other returns will be accepted.

         B. * only will be issued for returns or claims of *. Proper documentation, including certification that * for returns of expired PRODUCT, must accompany every return or claim. * for * will only be issued after MEDIMMUNE has received the * from DISTRIBUTOR. DISTRIBUTOR shall report all claims for returns of PRODUCT shipped by MEDIMMUNE * of the receiving date. Deductions on * will not be permitted.

         C.       The provisions of this section of further subject to those of
                  *.

*Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

IV.      GENERAL PROVISIONS

         A. All orders are subject to acceptance and approval by MEDIMMUNE.

         B. Neither MEDIMMUNE nor DISTRIBUTOR shall be liable to the other for failing to do as agreed where such failure is the result of a strike or other labor disturbance, fire, flood, earthquake, storm, governmental action, or other reason beyond its control.

         C. In the event there is a shortage of the PRODUCT, MEDIMMUNE shall have the right to prorate the PRODUCT among its DISTRIBUTORS in such a manner as it, in its sole discretion, deems to be in the public interest.

         D. MEDIMMUNE reserves the right to fill only as much of a DISTRIBUTOR'S order as MEDIMMUNE, in its sole discretion, determines represents DISTRIBUTOR'S bona fide current requirements for the PRODUCT; and MEDIMMUNE may exercise such right whether or not it has announced a forthcoming price increase for the PRODUCT.

         E. No business unit, subsidiary, affiliate, division or operation conducted by DISTRIBUTOR other than those listed on Exhibit A shall be bound by the terms and conditions, or entitled to the rights, of this Agreement. Nova Factor shall be liable for any and all breaches or failures, including the failure to render payment for the PRODUCT, committed by the entities listed on Exhibit A.

         F. This Agreement may be changed or amended only in writing signed by duly authorized representatives of MEDIMMUNE and DISTRIBUTOR, and in the case of MEDIMMUNE, only by an authorized representative from its office in Gaithersburg. All attachments and addenda to this Agreement are hereby incorporated by reference.

         G. This Agreement, and any rights or obligations hereunder, shall not be assigned by either party without the written consent of the other party, except that either party may otherwise assign its respective rights and transfer its respective duties to any assignee of all or substantially all of its business (or that portion thereof to which this Agreement relates) that is not a subsidiary or division of its parent corporation or in the event of its merger or consolidation or similar transaction with a business entity other than a subsidiary or division of its parent corporation. Either party may assign its respective rights and/or transfer its respective duties to a subsidiary or division of its parent corporation only upon the written permission of the other party which shall not be unreasonably withheld.

         H. This Agreement shall terminate automatically on the one year anniversary of the EFFECTIVE DATE. However, this Agreement may be renewed at MEDIMMUNE's sole discretion. During its term, the Agreement may be terminated by either party upon thirty (30) days written notice mailed to the other at the address set forth above or terminated immediately for any breach of the terms and conditions of this agreement.

         I. During the term of the Agreement, each party may find it necessary to disclose confidential and proprietary information to the other (hereinafter "INFORMATION"). The INFORMATION may include but not be limited to pricing generally, SPECIAL CONTRACT PRICING, price quotations for the PRODUCT by DISTRIBUTOR or MEDIMMUNE, delivery schedules, manufacturing schedules, sales amounts and sales figures. During the term of this Agreement and for 5 (five) years thereafter, irrespective of any termination earlier than the expiration of the term of this Agreement, each party shall maintain the INFORMATION in confidence and shall not reveal the INFORMATION to third parties without the written consent of the disclosing party, except as required by law, regulation, or legal process. These restrictions shall not apply to INFORMATION that:

                           a) becomes public knowledge without the fault of the receiving party;
                           b)       is already in the possession of the
                                    receiving party as shown by competent
                                    evidence;
                           c) is disclosed to the receiving party by a third party with no obligation to the disclosing party to maintain its confidentiality.
                           d) is independently developed by the receiving party without reference to the INFORMATION of the other party.

         J. This Agreement supersedes all prior contracts, agreements, and understandings between MEDIMMUNE and DISTRIBUTOR with regard to its subject matter.

         K. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland.

         L. Unauthorized deductions are in violation of this Agreement and will result in delayed shipments or canceled orders.

         IN WITNESS WHEREOF, the parties hereto have executed this DISTRIBUTOR AGREEMENT as of the date set forth above.

MEDIMMUNE                               DISTRIBUTOR


By: /s/ David P. Wright                 By: /s/ Randy Grow
   ---------------------------------       ---------------------------------
    David P. Wright

Title: Executive Vice President,        Title:
       Sales and Marketing

Date:    8/17/99                        Date:    8/13/99
     -------------------------------         -------------------------------

ATTACHMENTS:

Addendum I:                Returns Policy
Addendum II:               Distributor Price List and Terms
Addendum III:              Storage and Shipping Guidelines
Addendum IV:               Distributor Program Requirements
Addendum V:                Distributor * Requirements

*Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

                                   ADDENDUM I

                                 RETURNS POLICY

--------------------------------------------------------------------------------
                MedImmune, Inc. Return Policy and Instructions:
--------------------------------------------------------------------------------

Returnable PRODUCT:

-    * that are * and have been *. (* must be documented.)

-    * from MEDIMMUNE and * is reported * of receipt.

                         No other returns are accepted.

          These procedures must be followed when returning Synagis(R):

         - Contact MEDIMMUNE Customer Service at 1(877)633-4411 to obtain a Return Authorization Form.

         - COMPLETELY fill out the Return Authorization form, including *, courier, pick-up date and signature.

         -    INCLUDE THE RETURN AUTHORIZATION FORM AND * WITH EACH
              RETURN. NO returns will be accepted without the form. Please reference the Return Authorization document number on your *.

         -    FOLLOW THE ATTACHED PACKAGING INSTRUCTIONS FOR EACH TYPE OF
              RETURN.

         - The Wholesaler has agreed to maintain * and * necessary for the * of this product. Therefore, *, will not be honored.

         - If any of the above procedures have not been followed, MedImmune will not be held responsible * of merchandise.

         - RETURN SHIPMENTS WILL ONLY BE RECEIVED BY MEDIMMUNE DURING THE HOURS OF 9:00 A.M. TO 5:00 P.M. MONDAY THROUGH FRIDAY, EXCEPT ON HOLIDAYS. DO NOT SHIP RETURNS ON FRIDAYS!

      Please contact MedImmune Customer Service at 1(800)527-7130, if you have any questions. Thank you.

                      MedImmune Fax number: (301) 527-4210

                                       *

                             NO EXCEPTIONS!!!!!!



* Omitted information is the subject of a request for confidential treatment pursuant to the Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

                                  ADDENDUM II

                DISTRIBUTOR PRICING (CURRENT AS OF MAY 1, 1999)



SYNAGIS(R) (NDC 60574-4111-1), (palivizumab); 100mg single dose vial *)

         *        *

                  *

                  MEDIMMUNE RESERVES THE RIGHT TO LIMIT ORDER QUANTITIES.








*Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

                                  ADDENDUM III

                       STORAGE AND SHIPMENT OF SYNAGIS(R)

- UPON RECEIPT AND UNTIL RECONSTITUTION FOR USE, SYNAGIS(R) SHOULD BE STORED BETWEEN 2(Degree)-8(degree) C(35.6(DEGREE)-46.4(DEGREE)F). DO NOT FREEZE.

-        SHIPPING INFORMATION.


         ---------------------- -------------------------------- -------------------------------------
         Order Quantity         November 1-March 31(1) (Winter)  April-October 31(1) (Summer)
         ---------------------- -------------------------------- -------------------------------------
         2-20 vials             2" EPS container                 2" EPS container
                                2 x 24 oz refrigerated Polar     4 x 24 oz refrigerated Polar paks
                                paks                             1 x 24 oz frozen Polar pak drawing
         ---------------------- -------------------------------- -------------------------------------
         21-144 vials           3" EPS container                 3" EPS container
                                8 x 24 oz refrigerated Polar     8 x 24 oz refrigerated Polar paks
                                paks                             4 x 24 oz frozen Polar pak drawing
         ---------------------- -------------------------------- -------------------------------------

-        BUBBLE WRAP ALL INDIVIDUAL VIALS.
-        FILL EMPTY SPACES INSIDE CARTON WITH PACKING PAPER.
- PLACE "REFRIGERATE UPON ARRIVAL 2-8(DEGREE)C" STICKER ON OUTSIDE OF carton.
- ALL PRODUCT SHOULD BE SHIPPED 2ND DAY AIR AM DELIVERY. IF THIS SERVICE IS UNAVAILABLE SHIP THE PACKAGE NEXT DAY AIR.

--------------------------

(1) Summer and Winter dates were chosen based on average temperatures around the country.

                                  ADDENDUM IV

                      DISTRIBUTOR PERFORMANCE REQUIREMENTS

- DISTRIBUTOR WILL SUBMIT * TO MEDIMMUNE *. DATA MUST BE SUBMITTED AS * ACCORDING TO THE FORMAT LISTED *.
-        DISTRIBUTOR WILL * OF USE *.
-        DISTRIBUTOR WILL * FOR *.
-        DISTRIBUTOR * WHOLESALER ACQUISITION COST.
- DISTRIBUTOR WILL PROVIDE MEDIMMUNE WITH * FOR PURPOSES OF MARKET RESEARCH AND MAILINGS ONLY. INFORMATION WILL BE AGREED UPON BY BOTH PARTIES AND WILL REMAIN CONFIDENTIAL. HOWEVER, DISTRIBUTOR SHALL NOT BE REQUIRED TO PROVIDE * PERTAINING * FOR WHICH DISTRIBUTOR HAS A *.
-        DISTRIBUTOR WILL * DISTRIBUTOR *, NOTIFYING DISTRIBUTOR *.
-        DISTRIBUTOR WILL PROVIDE SUPPORT, WHERE APPROPRIATE, TO MEDIMMUNE *.





*Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

ADDENDUM V

DISTRIBUTOR * REQUIREMENTS


-        DISTRIBUTOR * TO * WITH RESPECT TO *.

-        DISTRIBUTOR WILL ATTEMPT TO *, AND TO * PRODUCT TO * THEREUNDER.

-        IN THE EVENT DISTRIBUTOR IS UNABLE TO *, DISTRIBUTOR WILL SEND * PRIOR
         TO ANY *.

*Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT A
                                   AFFILIATES

Accredo Health, Incorporated
Texas Health Pharmaceutical Resources
Teddy Bear Home Care/Drug Therapies d/b/a Cook Childrens Home Health/Drug
  Therapies
CM Factorcare
LeBonheur Childrens Medical Center, Inc.
Childrens Home Services
DuPont Hospital for Children
Childrens National Medical Center

         Exhibit A may be amended from time to time *.

                               EXCEL SPREADSHEET
                                   EXHIBIT B

                                       *



*Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.